Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	23,657.35
Total Transaction Valuation	171,305,932.00
Total Offset Amount	0.00
Net Fee	$ 23,657.35